                                                                    Exhibit 10.2

================================================================================

                             COLLATERAL AGREEMENT

                                    made by

                             BUSH INDUSTRIES, INC.

                        and certain of its Subsidiaries

                                  in favor of

                             JPMORGAN CHASE BANK,

                            as Administrative Agent


                         Dated as of December 28, 2001

================================================================================

                               TABLE OF CONTENTS

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
SECTION 1.  DEFINED TERMS.................................................................................   1
     1.1    Definitions...................................................................................   1
     1.2    Other Definitional Provisions.................................................................   4

SECTION 2.  [INTENTIONALLY OMITTED].......................................................................   4

SECTION 3.  GRANT OF SECURITY INTEREST....................................................................   4

SECTION 4.  REPRESENTATIONS AND WARRANTIES................................................................   5
     4.1    Title; No Other Liens.........................................................................   5
     4.2    Perfected First Priority Liens................................................................   6
     4.3    Jurisdiction of Organization; Chief Executive Office..........................................   6
     4.4    Inventory and Equipment.......................................................................   6
     4.5    Farm Products.................................................................................   6
     4.6    Investment Property...........................................................................   6
     4.7    Receivables...................................................................................   6
     4.8    Intellectual Property.........................................................................   7

SECTION 5.  COVENANTS.....................................................................................   7
     5.1    Delivery of Instruments, Certificated Securities and Chattel Paper............................   7
     5.2    Maintenance of Insurance......................................................................   7
     5.3    Payment of Obligations........................................................................   8
     5.4    Maintenance of Perfected Security Interest; Further Documentation.............................   8
     5.5    Changes in Locations, Name, etc...............................................................   8
     5.6    Notices.......................................................................................   8
     5.7    Investment Property...........................................................................   9
     5.8    Receivables...................................................................................   9
     5.9    Intellectual Property.........................................................................   9

SECTION 6.  REMEDIAL PROVISIONS...........................................................................  10
     6.1    Certain Matters Relating to Receivables.......................................................  10
     6.2    Communications with Obligors; Grantors Remain Liable..........................................  11
     6.3    Pledged Notes.................................................................................  11
     6.4    Proceeds to be Turned Over To Administrative Agent............................................  12
     6.5    Application of Proceeds.......................................................................  13
     6.6    Code and Other Remedies.......................................................................  13
     6.7    Registration Rights...........................................................................  13
     6.8    Deficiency....................................................................................  13

SECTION 7.  THE ADMINISTRATIVE AGENT......................................................................  14
     7.1    Administrative Agent's Appointment as Attorney-in-Fact, etc...................................  14
     7.2    Duty of Administrative Agent..................................................................  15
     7.3    Execution of Financing Statements.............................................................  15
     7.4    Authority of Administrative Agent.............................................................  15

SECTION 8.  MISCELLANEOUS.................................................................................  16
     8.1    Amendments in Writing.........................................................................  16

     8.2    Notices..................................................................................  16
     8.3    No Waiver by Course of Conduct; Cumulative Remedies......................................  16
     8.4    Enforcement Expenses; Indemnification....................................................  16
     8.5    Successors and Assigns...................................................................  17
     8.6    Set-Off..................................................................................  17
     8.7    Counterparts.............................................................................  17
     8.8    Severability.............................................................................  17
     8.9    Section Headings.........................................................................  17
     8.10   Integration..............................................................................  17
     8.11   GOVERNING LAW............................................................................  17
     8.12   Submission To Jurisdiction; Waivers......................................................  18
     8.13   Acknowledgements.........................................................................  18
     8.14   Additional Grantors......................................................................  18
     8.15   Releases.................................................................................  18
     8.16   WAIVER OF JURY TRIAL.....................................................................  19

SCHEDULES
---------

Schedule 1  Notice Addresses
Schedule 2  Investment Property
Schedule 3  Perfection Matters
Schedule 4  Jurisdictions of Organization and Chief Executive Offices
Schedule 5  Inventory and Equipment Locations
Schedule 6  Intellectual Property

                             COLLATERAL AGREEMENT

          COLLATERAL AGREEMENT, dated as of December 28, 2001, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of JPMORGAN CHASE BANK, as
                                --------
Administrative Agent (in such capacity, the "Administrative Agent") for the
                                             --------------------
banks and other financial institutions or entities (the "Lenders") from time to
                                                         -------
time parties to the Credit and Guarantee Agreement, dated as of June 26, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                        ------
and Guarantee Agreement"), among BUSH INDUSTRIES, INC. (the "Company"), each
-----------------------                                      -------
FOREIGN SUBSIDIARY BORROWER (as defined therein) (together with the Company, the "Borrowers"), the Lenders and the Administrative Agent.
 ---------

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, pursuant to the Credit and Guarantee Agreement and the other Loan Documents, the Lenders have severally agreed to make certain Extensions of Credit (as defined in the Credit and Guarantee Agreement) to or for the benefit of the Borrowers upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Borrowers are members of an affiliated group of companies that includes each other Grantor;

          WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Company to make valuable transfers (as determined as provided herein) to some of the other Grantors in connection with the operation of their respective businesses;

          WHEREAS, the Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the Extensions of Credit; and

          WHEREAS, it is a condition precedent to the effectiveness of the Sixth Amendment to the Credit and Guarantee Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                           SECTION 1. DEFINED TERMS

     1.1  Definitions. (a) Unless otherwise defined herein, terms defined in the
          -----------
Credit and Guarantee Agreement and used herein shall have the meanings given to them in the Credit and Guarantee Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

     (b) The following terms shall have the following meanings:

          "Agreement": this Collateral Agreement, as the same may be amended,
           ---------
supplemented or otherwise modified from time to time.

          "Borrower Obligations": the collective reference to the unpaid
           --------------------
principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of any Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit and Guarantee Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit and Guarantee Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Lender Hedging Agreement, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit and Guarantee Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Lender Hedging Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by any Borrower pursuant to the terms of any of the foregoing agreements).

          "Collateral": as defined in Section 3.
           ----------

          "Collateral Account": any collateral account established by the
           ------------------
Administrative Agent as provided in Section 6.1 or 6.4.

          "Copyrights": (i) all copyrights arising under the laws of the United
           ----------
States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and
                                    ----------
recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

          "Copyright Licenses": any written agreement naming any Grantor as
           ------------------
licensor or licensee (including, without limitation, those listed in Schedule
                                                                     --------
6), granting any right under any Copyright, including, without limitation, the
-
grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

          "Deposit Account": as defined in the Uniform Commercial Code of any
           ---------------
applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

          "Guarantor Obligations": with respect to any Guarantor, all
           ---------------------
obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement, the Domestic Subsidiary Guarantee or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement, the Domestic Subsidiary Guarantee or any other Loan Document).

          "Guarantors": the collective reference to each Grantor other than the
           ----------
Company.

          "Intellectual Property": the collective reference to all rights,
           ---------------------
priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent

Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Intercompany Note":  any promissory note evidencing loans made by any
           -----------------
Grantor to the Company or any of its Subsidiaries.

          "Investment Property":  the collective reference to (i) all
           -------------------
"investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC (other than (x) the Capital Stock of any Subsidiaries of the Company,
(y) publicly-traded securities with a market valuation in the aggregate not exceeding $50,000 and (z) the Capital Stock of National Product Services, Inc.) and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes.

          "Issuers":  the collective reference to each issuer of any Investment
           -------
Property.

          "Lender Hedging Agreements":  all Hedging Agreements entered into by
           -------------------------
any Borrower with any Lender (or any Affiliate of any Lender).

          "New York UCC":  the Uniform Commercial Code as from time to time in
           ------------
effect in the State of New York.

          "Obligations":  (i) in the case of the Borrowers, the Borrower
           -----------
Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

          "Patents":  (i) all letters patent of the United States, any other
           -------
country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for
                                    ----------
letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain
                                    ----------
any reissues or extensions of the foregoing.

          "Patent License":  all agreements, whether written or oral, providing
           --------------
for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.
                                                ----------

          "Pledged Notes":  all promissory notes listed on Schedule 2, all
           -------------                                   ----------
Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

          "Proceeds":  all "proceeds" as such term is defined in Section 9-
           --------
102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

          "Receivable":  any right to payment for goods sold or leased or for
           ----------
services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "Receivables Collateral":  Receivables which constitute Collateral.
           ----------------------

          "Trademarks":  (i) all trademarks, trade names, corporate names,
           ----------
company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.
               ----------

          "Trademark License":  any agreement, whether written or oral,
           -----------------
providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.
                                                                   ----------

          "Transferred Receivables":  Receivables (including, without
           -----------------------
limitation, Documents and Instruments and Proceeds thereof) that are sold, contributed or otherwise transferred in connection with a Qualified Receivables Transaction entered into in accordance with the Credit and Guarantee Agreement.

          "Vehicles":  all cars, trucks, trailers, construction and earth moving
           --------
equipment and other vehicles covered by a certificate of title law of any state.

     1.2  Other Definitional Provisions. (a) The words "hereof," "herein",
          -----------------------------
"hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                      SECTION 2.  [INTENTIONALLY OMITTED]

                     SECTION 3.  GRANT OF SECURITY INTEREST

          Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and
                    ----------
complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations,:

     (a)  all Accounts;

     (b)  all Chattel Paper;

     (c)  all Deposit Accounts;

     (d)  all Documents (other than title documents with respect to Vehicles);

     (e)  all Equipment;

     (f)  all General Intangibles;

     (g)  all Instruments;

     (h)  all Intellectual Property;

     (i)  all Inventory;

     (j)  all Investment Property;

     (k)  all Letter-of-Credit Rights;

     (l)  all other personal property not otherwise described or excluded above;

     (m)  all books and records pertaining to the Collateral; and

     (n) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

          provided, however, that notwithstanding any of the other provisions
          -----------------
set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in (i) any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law, or (ii) Transferred Receivables and (A) security interests or liens and property subject thereto purporting to secure payment of such Transferred Receivables, (B) guarantees, insurance and other arrangements supporting payment of such Transferred Receivables, (C) rights to payment and collections in respect of such Transferred Receivables, (D) books, records and similar information relating to such Transferred Receivables or the obligors thereon and (E) with respect to any such Transferred Receivables, the transferee's interest in goods the sale of which gave rise to such Transferred Receivables.

                  SECTION 4.  REPRESENTATIONS AND WARRANTIES

          To induce the Lenders to make their respective Extensions of Credit to the Borrowers, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

     4.1  Title; No Other Liens. Except for the security interest granted to the
          ---------------------
Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit and Guarantee Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit and Guarantee Agreement. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor. For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a "Lien" on such Intellectual Property. Each of the Administrative Agent and each Lender understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, Lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

     4.2  Perfected First Priority Liens. The security interests granted
          ------------------------------
pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted by the Credit and Guarantee Agreement which have priority over the Liens on the Collateral by operation of law.

     4.3  Jurisdiction of Organization; Chief Executive Office. On the date
          ----------------------------------------------------
hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4. Such Grantor has furnished to the Administrative Agent a good standing certificate as of a date which is recent to the date hereof.

     4.4  Inventory and Equipment. On the date hereof, the Inventory and the
          -----------------------
Equipment (other than mobile goods) are kept at the locations listed on Schedule
                                                                        --------
5.
-
     4.5  Farm Products. None of the Collateral constitutes, or is the Proceeds
          -------------
of, Farm Products.

     4.6  Investment Property. (a) To the applicable Grantor's knowledge, each
          -------------------
of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (b) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

     4.7  Receivables. (a) No amount payable to such Grantor under or in
          -----------
connection with any Receivables Collateral is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

     (b) None of the obligors on any material amount of Receivables Collateral is a Governmental Authority.

     (c) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be substantially accurate.

     4.8  Intellectual Property. (a) Schedule 6 lists all Intellectual Property
          ---------------------      ----------
owned by such Grantor in its own name on the date hereof.

     (b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not, to such Grantor's knowledge, infringe the intellectual property rights of any other Person.

     (c)  Except as set forth in Schedule 6, on the date hereof, none of the
                                 ----------
Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

     (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

     (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any material Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any material Intellectual Property.

                             SECTION 5.  COVENANTS

          Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Revolving Credit Commitments shall have terminated:

     5.1  Delivery of Instruments, Certificated Securities and Chattel Paper. If
          ------------------------------------------------------------------
any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

     5.2  Maintenance of Insurance. (a) Such Grantor will maintain, with
          ------------------------
financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and
(ii) insuring such Grantor, the Administrative Agent and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent and the Lenders.

     (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party or loss payee, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

     (c) The Company shall deliver to the Administrative Agent and the Lenders a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Company's audited annual financial statements and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

                                                                               8
     5.3  Payment of Obligations. Such Grantor will pay and discharge or
          ----------------------
otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

     5.4  Maintenance of Perfected Security Interest; Further Documentation. (a)
          -----------------------------------------------------------------
Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section
4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

     (b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

     (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and
(ii) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

     5.5  Changes in Locations, Name, etc. Such Grantor will not, except upon 15
          --------------------------------
days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional
                                               ----------
location at which Inventory or Equipment shall be kept:

     (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.3; or

     (ii) change its name.

     5.6  Notices.  Such Grantor will advise the Administrative Agent and the
          -------
Lenders promptly, in reasonable detail, of:

     (a) any Lien (other than security interests created hereby or Liens permitted under the Credit and Guarantee Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

     (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

     5.7  Investment Property.  (a) Any sums paid upon or in respect of the
          -------------------
Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

     (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit and Guarantee Agreement), (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iii) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

     (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to
                                              ------- --------
all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

     5.8  Receivables.  (a)  Other than in the ordinary course of business
          -----------
consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivables Collateral, (ii) compromise or settle any Receivables Collateral for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivables Collateral, (iv) allow any credit or discount whatsoever on any Receivable or
(v) amend, supplement or modify any Receivables Collateral in any manner that could adversely affect the value thereof.

     (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables Collateral.

     5.9  Intellectual Property.  (a)  Such Grantor (either itself or through
          ---------------------
licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark,
(iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such

Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

     (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

     (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of such Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of such Copyrights may fall into the public domain.

     (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

     (e) Such Grantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

     (f) Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

     (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

     (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and, if such is deemed necessary by such Grantor, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                        SECTION 6.  REMEDIAL PROVISIONS

     6.1  Certain Matters Relating to Receivables. (a) The Administrative Agent
          ---------------------------------------
shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time, upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

     (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables Collateral, subject to the Administrative Agent's direction and control, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables Collateral, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables Collateral shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

     (c) At the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

     6.2  Communications with Obligors; Grantors Remain Liable. (a) The
          ----------------------------------------------------
Administrative Agent in its own name or in the name of others may at any time communicate with obligors under the Receivables Collateral to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables Collateral.

     (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables Collateral that the Receivables Collateral has been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

     (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Receivables Collateral (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivables Collateral (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     6.3  Pledged Notes.  (a)  Unless an Event of Default shall have occurred
          -------------
and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative

Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all payments made in respect of the Pledged Notes paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit and Guarantee Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit and Guarantee Agreement, this Agreement or any other Loan Document.

     (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

     6.4  Proceeds to be Turned Over To Administrative Agent. In addition to the
          --------------------------------------------------
rights of the Administrative Agent and the Lenders specified in Section 6.1 with respect to payments of Receivables Collateral, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

     6.5  Application of Proceeds. At such intervals as may be reasonably agreed
          -----------------------
upon by the Company and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, in payment of the Obligations in such order as the Administrative Agent may elect, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Administrative Agent to the Company or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Revolving Credit Commitments shall have terminated shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.


     6.6  Code and Other Remedies.  If an Event of Default shall occur and be
          -----------------------
continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder unless arising from their gross negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     6.7  Deficiency.  Each Grantor shall remain liable for any deficiency if
          ----------
the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

                     SECTION 7.  THE ADMINISTRATIVE AGENT

       7.1  Administrative Agent's Appointment as Attorney-in-Fact, etc. (a)
            -----------------------------------------------------------
Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

       (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivables Collateral or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivables Collateral or with respect to any other Collateral whenever payable;

       (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

       (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

       (iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

       (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;
  (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

  Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

     (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     (c) The reasonable expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit and Guarantee Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

     (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

       7.2  Duty of Administrative Agent. The Administrative Agent's sole duty
            ----------------------------
with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

       7.3  Execution of Financing Statements.  Pursuant to any applicable law,
            ---------------------------------
each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description "all personal property" in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

       7.4  Authority of Administrative Agent. Each Grantor acknowledges that
            ---------------------------------
the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this

Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit and Guarantee Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.


                           SECTION 8.  MISCELLANEOUS

       8.1  Amendments in Writing.  None of the terms or provisions of this
            ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 14.1 of the Credit and Guarantee Agreement.

       8.2  Notices.  All notices, requests and demands to or upon the
            -------
Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 14.2 of the Credit and Guarantee Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

       8.3  No Waiver by Course of Conduct; Cumulative Remedies.  Neither the
            ---------------------------------------------------
Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

       8.4  Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to
            -------------------------------------
pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in the Domestic Subsidiary G-and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

       (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay by such Guarantor in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

       (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Company would be required to do so pursuant to Section 14.5 of the Credit and Guarantee Agreement.

     (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit and Guarantee Agreement and the other Loan Documents.

     8.5  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

     8.6  Set-Off. Each Grantor hereby irrevocably authorizes the Administrative
          -------
Agent and each Lender at any time and from time to time, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit and Guarantee Agreement or any other Loan Document, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Grantor Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

       8.7  Counterparts.  This Agreement may be executed by one or more of the
            ------------
parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

       8.8  Severability.  Any provision of this Agreement which is prohibited
            ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       8.9  Section Headings.  The Section headings used in this Agreement are
            ----------------
for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

       8.10  Integration.  This Agreement and the other Loan Documents represent
             -----------
agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

       8.11  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
             -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     8.12  Submission To Jurisdiction; Waivers.  Each Grantor hereby irrevocably
           -----------------------------------
and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

     8.13  Acknowledgements.  Each Grantor hereby acknowledges that:
           ----------------

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

     (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

     8.14  Additional Grantors.  Each Subsidiary of the Company that is required
           -------------------
to become a party to this Agreement pursuant to Section 9.9 of the Credit and Guarantee Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex A hereto.

     8.15  Releases.  (a)  At such time as the Loans, the Reimbursement
           --------
Obligations and the other Obligations (other than Obligations in respect of Lender Hedging Agreements) shall have been paid in full, the Revolving Credit Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

     (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit and Guarantee Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Company, a Subsidiary of the Company that is a party hereto shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit and Guarantee Agreement; provided that the Company shall
                                                 --------
have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Credit and Guarantee Agreement and the other Loan Documents.

     8.16  WAIVER OF JURY TRIAL.  EACH GRANTOR HEREBY IRREVOCABLY AND
           --------------------
UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, each of the undersigned has caused this Collateral Agreement to be duly executed and delivered as of the date first above written.

                                       BUSH INDUSTRIES, INC.

                                       By: /s/
                                           -------------------------------------
                                           Title:

                                       BUSH INDUSTRIES OF PENNSYLVANIA, INC.

                                       By: /s/
                                           -------------------------------------
                                           Title:

                                       BUSH INDUSTRIES OF OHIO, INC.

                                       By: /s/
                                           -------------------------------------
                                           Title:

                                       BUSH MANAGEMENT, INC.

                                       By: /s/
                                           -------------------------------------
                                           Title:

                                       BUSH SERVICES GROUP, INC.

                                       By: /s/
                                           -------------------------------------
                                           Title:

                                       FOURNIER FURNITURE, INC.

                                       By: /s/
                                           -------------------------------------
                                           Title:

                                       THE COLORWORKS, INC.

                                       By: /s/
                                           -------------------------------------
                                           Title:

                                       BUSH TECHNOLOGIES, INC.

                                       By: /s/
                                           -------------------------------------
                                           Title: